Page 37 of 50 Pages

                                                                    EXHIBIT 10.5

                             SHARE PURCHASE WARRANT
                            to Purchase Common Shares
                                       of
                            KINROSS GOLD CORPORATION


      THIS IS TO CERTIFY that, for value received, Cyprus Amax Minerals Company or its permitted assigns, as holder of this Warrant (as defined below), has the right to purchase, upon and subject to the terms and conditions hereinafter set forth, at any time before 5:00 p.m. (Toronto time) on June 1, 2001 up to an aggregate number of Shares (as defined below) equal to the Warrant Share Amount (as defined below) at an exercise price per Share equal to the Exercise Price (as defined below). The aggregate number of Shares that may be purchased pursuant to this Warrant and the exercise price per Share are subject to change and adjustment pursuant to the terms of this Warrant.

      THIS WARRANT AND THE RIGHT TO PURCHASE SHARES PURSUANT HERETO SHALL EXPIRE AT 5:00 P.M. (TORONTO TIME) ON JUNE 1, 2001.

                              TERMS AND CONDITIONS
                              --------------------

1.     INTERPRETATION.

       (1)   In this Warrant:

"BUSINESS DAY" means a day other than a Saturday, a Sunday or a day when banks are not open for business in either Toronto, Canada or New York, U.S.A.

"COMMON SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a Share, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a Share or Shares, the number of Shares receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a Share or Shares, the number of Shares that would be received if such security were converted or exchanged on such date.

"CORPORATION" means Kinross Gold Corporation, a corporation existing under the laws of Ontario.

"CURRENT MARKET PRICE" means in respect of a Share on any date, the volume-weighted average sales price per Share on each day over the 20 consecutive trading-day period ending on the fifth trading day before that date on The Toronto Stock Exchange or, if the Shares are not then listed on The Toronto Stock Exchange, on the principal stock exchange or automated quotation system on which the Shares are listed or quoted, as the case may be.

"EXERCISE PRICE" means a per Share price equal to 150% of the Warrant Price; provided that, if the Warrant Share Amount is adjusted in accordance with
Section 6, the Exercise Price shall be


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                                                             Page 38 of 50 Pages

correspondingly adjusted such that the aggregate Exercise Price payable under this Warrant shall remain the same.

"HOLDER" means Cyprus Amax Minerals Company or such other person to which this Warrant may be transferred or assigned pursuant to Section 10.

"SHARES" means the common shares in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change or adjustment under Section 6, or successive changes or adjustments under Section 6, then subject to such changes or adjustments being made in accordance with the provisions of this Warrant, "SHARES" shall thereafter mean the shares, other securities or other property resulting from such change or adjustment.

"TIME OF EXPIRY" means 5:00 p.m. (Toronto time) on June 1, 2001.

"WARRANT" means this share purchase warrant, as amended.

"WARRANT PRICE" means the average of the volume-weighted average sales price per Share on each day, in each case converted into U.S. Dollars at the Noon Buying Rate for Canadian Dollars on such day, over the 20 consecutive trading-day period ending the tenth trading day after June 1, 1998 on The Toronto Stock Exchange or, if the Shares are not then listed on The Toronto Stock Exchange, on the principal stock exchange or automated quotation system on which the Shares are listed or quoted, as the case may be.

"WARRANT SHARE AMOUNT" means the number of Shares determined by dividing US$35,000,000 by the Warrant Price, subject to change and adjustment pursuant to
Section 6.

      (2) The division of this agreement into articles and sections and the insertion of headings ate for reference purposes only and shall not affect the interpretation of this agreement. Unless otherwise indicated, any reference in this agreement to an article or section refers to the specified article or section of this agreement.

      (3) In this Warrant, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

2. EXPIRY OF WARRANT. This Warrant and the right to purchase Shares pursuant hereto shall expire at the Time of Expiry.

3. PAYMENT OF EXERCISE PRICE. Any payment by Holder under this Warrant shall be made by bankers' draft, certified cheque or any other means acceptable to the Corporation.



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                                                             Page 39 of 50 Pages

4. DETERMINATION OF NUMBER OF SHARES THAT MAY BE PURCHASED. This Warrant entitles Holder to purchase up to the Warrant Share Amount of Shares.

5. EXERCISE OF WARRANT.

      (1) The right to purchase Shares pursuant to this Warrant may be exercised, in whole or in part, at any time and from time to time prior to the Time of Expiry, by Holder:

            (a) duly completing, executing and delivering to the Corporation at its principal office in Toronto a subscription in the form attached hereto as Exhibit A;

            (b) surrendering this Warrant to the Corporation at its principal office in Toronto; and

            (c) satisfying, in the manner set out in Section 3, the aggregate Exercise Price payable in respect of the Shares subscribed for.

      (2) Upon completion of each of the conditions set out in Section 5(1),
(a) the person(s) specified in the subscription shall be deemed, for all purposes, to be the holder(s) of record of such number of Shares to be issued to it, notwithstanding that such holding is not reflected on the Corporation's share transfer books and (b) the Corporation shall forthwith issue such Shares to such holder(s) and, as soon as practicable, but in any event within five Business Days, send to such holder(s) the certificate(s) representing such Shares.

6. ADJUSTMENTS.

      (1) So long as this Warrant is outstanding, the Warrant Share Amount shall be subject to change and adjustment as follows:

            (a) In case the Corporation shall (i) pay a share dividend, or otherwise makes a distribution, in Shares to holders of Shares, (ii) subdivide the outstanding Shares into a larger number of Shares or (iii) consolidate the outstanding
                  Shares into a smaller number of Shares, then the Warrant Share Amount shall be adjusted to equal the number of Shares to which Holder would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a share dividend or other distribution, immediately prior to the relevant record date. An adjustment made pursuant to this Section 6(1)(a) shall become effective (x)
                  immediately   after  the  effective   date  of  such  event,
                  retroactive to the record date for such event in the case of a dividend or other distribution and (y) immediately after the effective date in the case of a subdivision or consolidation.

            (b)   In  case  of  a  capital  reorganization  or  other  capital reclassification of the Corporation, this Warrant shall thereafter be exercisable for such shares or


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                                                             Page 40 of 50 Pages

                  other securities or property receivable upon such reorganization or reclassification by a holder of the number of Shares into which this Warrant was exercisable immediately prior to such reorganization or reclassification; and, in any case, appropriate adjustment (as determined in good faith by the board of directors of the Corporation) shall be made for the application of the provisions of this Warrant regarding the rights and interests of Holder, such that the provisions set out herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to the shares or other securities or property thereafter deliverable to Holder upon the exercise of this Warrant.

            (c) In case the Corporation shall distribute securities (other than Shares), rights or warrants to purchase any securities (other than those referred to in Section 6(1)(d)) or other property to holders of Shares, then the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of a Share at the relevant record date for such distribution and the denominator of which shall be such Current Market Price of a Share minus the fair market value of the securities, rights, warrants or other property that would be so distributed to a holder of one Share.

            (d) In case the Corporation shall issue Shares (or options, rights or warrants to purchase Shares (collectively,
                  "OPTIONS") or other securities convertible into, or exchangeable or exercisable for, Shares (collectively, "CONVERTIBLE SECURITIES")) at a price per Share (or having an effective conversion, exchange or exercise price per Share which, together with the purchase price of the Option or Convertible Security, is) less than the Current Market Price of a Share on the date such Shares (or Options or Convertible Securities) are issued, then the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Shares (or Options or Convertible Securities) by a fraction, (i) the numerator of which shall be (A) the sum of (x) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (y) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (B) the Current Market Price of a Share immediately prior to the date of such issuance, and (ii) the denominator of which shall be (A) the product of (x) the Current Market Price of a Share immediately prior to such issuance and (y) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (B) the aggregate consideration received by the Corporation for all the securities so issued plus, (C) in the case of Options or Convertible Securities, the additional consideration required to be received by the Corporation upon the
                  conversion,    exchange   or   exercise   of


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                                                             Page 41 of 50 Pages

                  such securities; provided that no adjustment shall be required in respect of issuances of Shares (or Options)
                  pursuant to a management or an employee stock option or other benefit plan in effect on the date hereof or approved by the board of directors of the Corporation after the date hereof. Notwithstanding anything herein to the contrary, (m) no further adjustment to the Warrant Share Amount shall be made upon the issuance of Shares pursuant to the exercise of an Option or the conversion or exchange of a Convertible Security, if the adjustment in the Warrant Share Amount was made as required hereby upon the issuance of such Option or Convertible Security or no adjustment was required hereby at the time such Option or Convertible Security was issued and (n) no adjustment to the Warrant Share Amount shall be made upon the issuance of Shares upon the exercise of an Option existing on the date hereof.

            (e) In case the Corporation shall issue non-convertible and non-exchangeable preferred shares (or other securities of the Corporation other than Shares, Options and Convertible Securities) at a price per share (or other similar unit) that is less than the fair market value of such preferred share (or other security) on the date such preferred share (or other security) is issued (provided that the sale of preferred shares or other security pursuant to an underwritten public offering shall be deemed to be at fair market value), then the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred shares (or other security) by a fraction, (i) the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Current Market Price of a Share immediately prior to the date of such issuance, and (ii) the denominator of which shall be (A) the product of (x) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (y) the Current Market Price of a Share immediately prior to the date of such issuance minus (B) the difference between (x) the aggregate fair market value of such preferred shares (or other securities) and (y) the aggregate consideration received by the Corporation for such preferred shares (or other securities). An adjustment made pursuant to this
                  Section 6(1)(e) shall become effective immediately after the date such preferred shares (or other securities) are issued.

            (f) If at any time or from time to time the Corporation or any subsidiary thereof shall repurchase Shares (or Options or Convertible Securities) at a weighted average purchase price in excess of the Current Market Price thereof, on the Business Day immediately prior to the earliest of (i) the date of a repurchase, (ii) the commencement of an offer to repurchase, or (iii) the public announcement of a repurchase or offer to repurchase (the "DETERMINATION
                  DATE"),   the  Warrant  Share  Amount  shall  be  thereafter



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                                                             Page 42 of 50 Pages

                  adjusted by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be repurchased by the Corporation and (B) the Current
                  Market Price of a Share immediately prior to the Determination Date, and the denominator of which shall be
                  (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (A) the Current Market Price of a Share immediately prior to the Determination Date minus (ii) the sum of (A) the aggregate consideration paid by the Corporation in connection with such repurchase and (B) in the case of Options or Convertible Securities, the additional consideration required to be received by the Corporation upon the conversion, exchange or exercise of such securities.

            (g) If at any time or from time to time the Corporation or any subsidiary thereof shall repurchase any non-convertible and non-exchangeable preferred shares (or other securities of the Corporation other than Shares, Options or Convertible Securities) at a weighted average purchase price in excess of the fair market value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of
                  (i) the number of Common Share  Equivalents  represented  by all securities outstanding immediately prior to such Determination Date and (ii) the Current Market Price of a Share immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Current Market Price of a Share immediately prior to such Determination Date minus
                  (ii) the difference between (A) the aggregate consideration paid by the Corporation in connection with such repurchase and (B) the aggregate fair market value of such preferred shares (or other securities).

            (h) If (i) the exercise price of any Option, the additional consideration, if any, payable upon the conversion or exchange of a Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Shares shall change at any time (other than pursuant to a provision designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 6(1)) or (ii) any Option or Convertible Security shall be irrevocably terminated, lapse or expire, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only


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                                                             Page 43 of 50 Pages

                  with respect to an exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance of such Option or Convertible Security been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in Section 6(1)(h)(i)) or had such adjustment not been made (in the case of any event referred to in Secion 6(1)(h)(ii)).

            (i) If any Shares, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Corporation therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any Shares, Opinions or Convertible Securities shall be issued, sole or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration, before deduction of any reasonable, customary and adequately documents expenses incurred in connection therewith. If any Shares, Options or Convertible Securities shall be issued in connection with any amalgamation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Shares, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

            (j) The Corporation will not, by amendment of its constating documents or through any reorganization, transfer of assets, consolidation, amalgamation, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed under this Warrant by the Corporation. The Corporation will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the conversation rights of Holder against impairment.

            (k) Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this Secion 6(1), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which


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                                                             Page 44 of 50 Pages

                  such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of Shares and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

            (l) As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 6(1), the Corporation shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and non-assessable all Shares which Holder is entitled to receive upon exercise of this Warrant.

            (m) Not less than thirty days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 6(1), the Corporation shall forthwith

                   (i)  deliver to the Holder; and

                   (ii) file in the custody of its secretary or an assistant
                        secretary at its principal executive office and with its stock transfer agent or its warrant agent, if any,

                  an officers' certificate showing the adjusted Warrant Share Amount determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Corporation and by the secretary or any assistant secretary of the Corporation. Each such officers' certificate shall be made available at all reasonable times for inspection by Holder.

            (n) Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 6(1)(c), on the date of exercise of the Warrants, the securities, rights, warrants or other property which Holder would have been entitled to receive if it had exercised this Warrant immediately prior to the record date with respect to such distribution. Holder may exercise its option under this
                  Section 6(1)(n) by delivery to the Corporation a written notice of such exercise within seven days of its receipt of the certificate of adjustment required pursuant to Section 6(1)(m) to be delivered by the Corporation in connection with such distribution.

            (o)   If  a  state  of  facts  shall  exist  to  which  the  other provisions of this Section 6(1)(c) are not strictly applicable or, if strictly applicable, would not fairly adjust the rights of Holder against dilution in accordance with the intent and purposes hereof, then the Corporation shall execute and deliver to Holder



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                                                             Page 45 of 50 Pages

                  an amendment to this Warrant providing for an adjustment in the rights of Holder to protect against such dilution in accordance with the intent and purposes of this Section 6(1). Holder shall accept the certificate or opinion of a firm of independent chartered accountants (who may be the Corporation's auditors) with respect to any such adjustment in the application of such provisions and, as to questions of law in connection therewith, shall accept an opinion of counsel to the Corporation.

(2) In the case of any consolidation of the Corporation with, or amalgamation of the Corporation into, any other person, any amalgamation of another person into the Corporation (other than an amalgamation which does not result in any reclassification, conversion, exchange or cancellation of outstanding Shares) or any sale or transfer of all or substantially all of the assets of the Corporation to the person formed by such consolidation or resulting from such amalgamation or which acquires such assets, as the case may be, Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, amalgamation, sale or transfer by a holder of the number of Shares for which this Warrant may have been exercised immediately prior to such consolidation, amalgamation, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, amalgamation, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the constating documents of the resulting or surviving corporation, in any contract of sale, amalgamation, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares, other securities, cash and property. The provisions of this Section 6(2) shall similarly apply to successive consolidations, amalgamation, sales, leases or transfers.

(3) The following rules and procedures shall be applicable to changes and adjustments made pursuant to this Section 6:

            (a) any Shares held by, or held for the account of, the Corporation shall be deemed not to be outstanding and, for the purposes of this Section 6(3)(a) any Shares owned by a pension plan for employees of the Corporation or its subsidiaries shall not be deemed to be held by, or held for the account of, the Corporation;

            (b) no change or adjustment in the Warrant Share Amount shall be required unless such change or adjustment would result in a change or adjustment of at least one per cent in the Warrant Share Amount provided, however, that any change or adjustment which, except for the provisions of this
                  Section 6(3)(b), would otherwise have been required, shall be carried forward and taken into account in immediately proceeding change or adjustment.


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                                                             Page 46 of 50 Pages

7. EXPIRATION OF WARRANTS. After the Time of Expiry, all rights hereunder in respect of which the right of subscription and the purchase herein provided for shall not theretofore have been exercised shall wholly cease and terminate and this Warrant shall be void and of no effect.

8. REPRESENTATION AND WARRANTY. The Corporation represents and warrants in favour of the Holder that the Shares to be received by the Holder upon the due exercise of this Warrant have been duly authorized for issuance and will be validly issued and outstanding as fully paid Shares upon such exercise.

9. NOTICES. All notices or other communications which are required or permitted to be given to Holder hereunder shall be in writing and sufficient if delivered personally to Holder or sent by telecopier, nationally recognized over-night courier, or registered or certified mail, postage prepaid, addressed as follows:

    Cyprus Amax Minerals Company
    9100 East Mineral Circle
    P.O. Box 6940
    Englewood, Colorado, USA  80155
    Attention:  President
    Fax No.:  (303) 643-5500

with a copy to the General Counsel of the Holder at the address set forth above.

Any such notices or communications shall be deemed to have been received by and given to Holder: (a) if delivered personally or sent by telecopies (with transmissions confirmed) or national recognized overnight courier, on the date of such delivery; or (b) if sent by registered to certified mail, on the third Business Day following the date on which such mailing was postmarked. Holder may by notice change the address to which notices or other communications to it are to be delivered or mailed.

10. TRANSFER OF WARRANT. Subject to applicable securities laws, this Warrant may be transferred and assigned by Holder upon the giving of notice of such transfer or assignment by Holder to the Corporation. Until receipt by the Corporation of notice of any transfer or assignment of this Warrant, the Corporation shall be entitled to treat Holder as the owner of this Warrant for all purposes. Upon surrender of this Warrant to the Corporation for cancellation and upon payment by Holder of any requisite transfer tax, the Corporation shall issue to the transferee or assignee a new Warrant of like date and tenor as the Warrant transferred or assigned. Subject to the foregoing, the provisions hereof shall enure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

11. EXCHANGE OF WARRANTS. Holder at its option may in person or by duly authorized attorney surrender this Warrant for exchange at the principal office of the Corporation in the City of Toronto and, within a reasonable time thereafter and without expense (other than transfer taxes, if any) receive in exchange therefor a duly executed Warrant or Warrants of like date and tenor as this Warrant entitling Holder to subscribe for Shares in such denominations equal in the aggregate to the same number of Shares as is expressed in the Warrant so exchanged.

                                                             Page 47 of 50 Pages

12. LOSS OR DESTRUCTION. If this Warrant shall become mutilated, lost or destroyed, the Corporation shall issue a new Warrant of like date and tenor in exchange for and in place of and upon cancellation of the mutilated Warrant or in lieu of and in substitution for the same if lost or destroyed. In case of loss or destruction Holder shall furnish to the Corporation such evidence of ownership and of the loss or destruction as shall be satisfactory to the Corporation in its discretion and shall furnish indemnity to the Corporation in amount and form satisfactory to it.

13. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (excluding any conflict of laws rule or principle that might refer such construction to the laws of another jurisdiction). Each of the Corporation and Holder agrees that any action or proceeding arising out of or relating to this Warrant may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

14. HOLDER NOT A SHAREHOLDER. This Warrant does not entitle Holder to any rights or privileges as a shareholder of the Corporation other than the rights and privileges set out herein, unless and until Holder exercises the right of purchase Shares set out herein and satisfies the conditions set out in Section 5(1).

15. ISSUANCE OF SUBSTITUTE WARRANT. At any time after June 15, 1998, at the request of the Holder, the Corporation shall issue to the Holder in exchange for this Warrant a warrant that is identical in all respects to this Warrant, except that it shall specify the Exercise Price, the Warrant Price and the Warrant Share Amount, and it shall not contain this section.

      IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by a duly authorized officer.

      DATED the 1st day of June, 1998.

                                        KINROSS GOLD CORPORATION

                                        By: /s/ Shelley M. Riley
                                        Name:   Shelley M. Riley
                                        Title:  Corporate Secretary

                                                             Page 48 of 50 Pages


                               SCHEDULE TO WARRANT

                      AMOUNT OF SHARES                      INITIALS OF PERSON
  DATE OF EXERCISE       PURCHASED            BALANCE         MAKING NOTATION
------------------------------------------------------------------------------

                                                             Page 49 of 50 Pages


                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

            TO BE EXECUTED BY THE HOLDER TO EXERCISE THIS WARRANT

TO:   Kinross Gold Corporation

      The undersigned hereby exercises the right to purchase Shares in the capital of Kinross Gold Corporation conferred by this Warrant to the extent of _______________ Shares (or such other number of Shares, other securities or other property to which this Warrant entitles it to purchase pursuant to Section 6 of this Warrant). Certificates representing the Shares (or other securities) purchased should be issued as follows:

Name:       _____________________________________________________

Address:    _____________________________________________________

            _____________________________________________________

            _____________________________________________________

A Warrant entitling the Holder to purchase the Shares (or other securities or other property) in respect of which the Holder has not exercised its right to purchase shall be issued to the Holder.

DATED____________________


                                             _________________________________

                                             _________________________________